Smartsheet Completes Acquisition of Brandfolder BELLEVUE, Wash., September 14, 2020 -- Smartsheet (NYSE:SMAR), the enterprise platform    for dynamic work, announced today that it has completed its acquisition of Brandfolder, a leader in digital asset management (DAM). On August 24, Smartsheet announced the company’s   intent to acquire Brandfolder. This acquisition combines Brandfolder’s world-class DAM capabilities with Smartsheet’s leading collaborative work management platform to create a dynamic solution that manages workflows around content and collaboration. By enabling enterprise-wide content workflows, organizations can break down silos, execute more effectively, and make better decisions faster. Smartsheet paid $155 million for the acquisition, subject to certain adjustments, with a combination of cash and stock. About Smartsheet Smartsheet (NYSE: SMAR) is the enterprise platform for dynamic work. By aligning people and technology so organizations can move faster and drive innovation, Smartsheet enables its millions of users to achieve more. Visit www.smartsheet.com to learn more. Forward-Looking Statements This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, statements about Smartsheet’s expectations regarding the integration of Brandfolder and Smartsheet capabilities, the synergies and benefits of the proposed acquisition of Brandfolder, possible or assumed business strategies, channel and partner strategies, potential growth and innovation opportunities, new products, and potential market opportunities. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believe,” “continue,” “could,” “potential,” “remain,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: our ability to integrate Brandfolder and Smartsheet capabilities; our ability to realize synergies and efficiencies from our proposed acquisition of Brandfolder; our ability to identify targets for, execute on, or realize the benefits of, potential acquisitions, including that of Brandfolder; our ability to achieve future growth and sustain our growth rate; our ability to attract and retain talent; our ability to attract and retain customers (including government customers) and increase sales to our customers; our ability to develop and release new products and services and to scale our platform; our ability to increase adoption of our platform through our self-service model; our ability to maintain and grow our relationships with channel and strategic partners; the highly competitive and rapidly evolving market in which we participate; the ongoing effects of the global COVID-19 pandemic; and our international expansion strategies. Further information on risks that could cause actual results to differ materially from forecasted results is included in our filings with the US Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2020 filed with the SEC on September 4, 2020. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. Media Contact: Lindsay Bleier pr@smartsheet.com